UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2001

                      PHOENIX RESOURCES TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                  000-19708                      84-1034982
(State or other jurisdiction      (Commission                   (IRS Employer
----------------------------      -----------                   -------------
      of incorporation)           File Number)               Identification No.)


        84 W. Santa Clara Street, Suite 300, San Jose, California 95113
               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 242-8562


                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

On February 26, 2001, March 2, 2001 and March 12, 2001 a series of unauthorized filings were made using the filing codes for PRTI. A press release has been issued informing the shareholders of the matter. The board of directors and officers of the company remain and have not been removed. The proxy statement filed by Mr. Traub is incorrect and unauthorized and as such there is no authorized meeting of shareholders currently scheduled.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

Exhibit No. Exhibit Description
----------- -------------------

10.1 Press release dated April 4, 2001


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX RESOURCES TECHNOLOGIES, INC.

By: /s/ Michael M. Lamb
-----------------------------------
Its: Sevretary and Chief Operating Officer
Date: April 4, 2001


EXHIBIT INDEX


Exhibit No. Exhibit Description
----------- -------------------

10.1 Press release dated April 4, 2001